SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549-1004
                             ______________________

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported) :
                                 January 6, 2004


                         The Estee Lauder Companies Inc.
             (Exact name of registrant as specified in its charter)


Delaware                                                   11-2408943
(State or other jurisdiction of                (IRS Employer Identification No.)
 incorporation or organization)

767 Fifth Avenue, New York, New York                      10153
(Address of principal executive offices)               (Zip Code)

                         Commission File Number: 1-14064

                                  212-572-4200
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

Item 5.  Other Events

On January 6, 2004, The Estee Lauder Companies Inc. (the "Company") issued a press release announcing that Fred H. Langhammer, President and Chief Executive Officer, will retire from those positions and the Company's Board of Directors effective June 30, 2004. Effective July 1, 2004, William P. Lauder, currently Chief Operating Officer of the Company, will become Chief Executive Officer.
A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                           THE ESTEE LAUDER COMPANIES INC.

Date:  January 6, 2004                     By:   /s/Richard W. Kunes
                                              ----------------------------
                                                   Richard W. Kunes
                                                 Senior Vice President
                                              and Chief Financial Officer
                                                (Principal Financial and
                                                    Accounting Officer)

                         THE ESTEE LAUDER COMPANIES INC.

                                  EXHIBIT INDEX



Exhibit No.    Description
-----------    -----------

      99.1     Press release dated January 6, 2004 of the Estee Lauder Companies

                                                                    Exhibit 99.1

                                                                            News
                                                                        Contact:
THE                                                          Investor Relations:
ESTEE                                                            Dennis D'Andrea
LAUDER                                                            (212) 572-4384
COMPANIES INC.


767 Fifth Avenue                                                Media Relations:
New York, NY  10153                                                 Sally Susman
                                                                  (212) 572-4430
--------------------------------------------------------------------------------
FOR IMMEDIATE RELEASE:

  ESTEE LAUDER COMPANIES NAMES WILLIAM P. LAUDER NEXT CHIEF EXECUTIVE OFFICER;
  ----------------------------------------------------------------------------

              FRED H. LANGHAMMER TO BECOME CHAIRMAN GLOBAL AFFAIRS
              ----------------------------------------------------


New York, NY, January 6, 2004 - The Estee Lauder Companies Inc. (NYSE: EL) announced today that William P. Lauder, Chief Operating Officer, will become the next Chief Executive Officer of the Company, effective July 1, 2004. At that time, Fred H. Langhammer will retire as Chief Executive Officer, end his service as a Board Director, and assume the newly created post of Chairman Global Affairs. In this role, Mr. Langhammer will contribute his extraordinary knowledge of the international environment to assist the Company.

"I am proud of our accomplishments and our enviable reputation built on 57 years of uninterrupted growth. Our Company has enormous strength around the globe and I am delighted to pass the torch to William who I am confident will take the Company to new heights," said Mr. Langhammer. "I am pleased, as well, by the prospect of taking on a mission that combines my business and personal passions. I remain deeply vested in the continued success of our Company and I'm happy to help maximize global opportunities."

"I am honored to lead The Estee Lauder Companies and have enormous respect for the people and the brands that make this Company so great," said Mr. William Lauder. "I want to thank Fred Langhammer for his leadership and example. With the support of our executives and employees around the world, I know we will continue to evolve and grow our business."

Mr. William Lauder has had a highly successful 20-year career, making him a knowledgeable veteran of the retailing and cosmetic businesses. Following a term as Associate Merchandising Manager at Macy's, Mr. Lauder joined the Company in 1986 as Regional Marketing Director for Clinique. He has held several roles of increasing responsibility including Field Sales Manager for Prescriptives and President of Origins Natural Resources where he led the introduction and development of this brand. In 1998, Mr. Lauder became President of Clinique Laboratories and in 2001 his responsibilities were expanded to the role of Group President where he led the worldwide business of Clinique, Origins, the rapidly growing Retail Division encompassing the management of the Company's free-standing stores, as well as the Company's on-line activities. In January 2003, Mr. Lauder was named Chief Operating Officer.

Mr. Lauder, 43, is a member of the Board of Directors of The Estee Lauder Companies, The Fresh Air Fund and the 92nd Street Y and is a trustee of The Trinity School. He is a graduate of the Wharton School of the University of Pennsylvania. He is the grandson of Mrs. Estee Lauder, the Company founder, and the son of Evelyn H. and Leonard A. Lauder, the Senior Corporate Vice President and Chairman respectively of the Estee Lauder Companies.

"I am delighted, and of course proud, to see William Lauder become Chief Executive Officer", said Mr. Leonard Lauder. "One of our greatest competitive assets is the ability to operate as a world-class public Company and keep the spirit of family alive for all our employees. I know that William will hold true to the traditions created by Mrs. Estee Lauder and enhanced by Fred Langhammer during his distinguished service as our Chief Executive Officer."

Fred Langhammer has received numerous accolades for his achievements as a leading Chief Executive Officer. Known as an internationalist, Mr. Langhammer joined the Company in 1975 as President of the Estee Lauder Companies Japan and later became Managing Director of Estee Lauder Companies Germany. In 1985 he was named Chief Operating Officer, with the title President added in 1995. In 2000, Mr. Langhammer became Chief Executive Officer distinguishing himself by his strong sense of integrity, keen focus on fiscal performance and enthusiasm for new ideas.

"With Fred Langhammer becoming Chairman Global Affairs we maintain our tradition of continuity. Fred and I have had a superb working relationship for almost 30 years and I am grateful that he proposed this new position allowing us to continue our wonderful and close association," continued Mr. Leonard Lauder.

The Estee Lauder Companies Inc. is one of the world's leading manufacturers and marketers of quality skin care, makeup, fragrance and hair care products. The Company's products are sold in more than 130 countries and territories under well-recognized brand names, including Estee Lauder, Aramis, Clinique, Prescriptives, Origins, M.A.C, La Mer, Bobbi Brown, Tommy Hilfiger, jane,
Donna Karan, Aveda, Stila, Jo Malone, Bumble and bumble, kate spade beauty, Darphin, Michael Kors, Rodan & Fields.